UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2026

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1080
Miami, Florida 33131
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 12, 2026, Pulse Biosciences, Inc. (the “Company”) issued a press release announcing the first enrollment of patients in the investigator-sponsored clinical study of its proprietary Vybrance™ Percutaneous Electrode System (the “Vybrance System”) as a potential treatment for papillary thyroid microcarcinoma, a small, slow-growing, and most common form of thyroid cancer (the “Study”). The initial procedures were successfully completed at Sarasota Memorial Health Care System in Sarasota, Florida, and The University of Texas MD Anderson Cancer Center in Houston, Texas. The multicenter, prospective, feasibility study will evaluate the safety and effectiveness of the Vybrance System in treating papillary thyroid cancer tumors less than 1.5cm in size. The Vybrance System consists of a percutaneous needle electrode for use with the Company’s proprietary nPulse™ Console, and the electrode is designed to harness and deliver the key advantages of Nanosecond Pulsed Field Ablation™ (nsPFA™) energy, enabling precise, nonthermal removal of cellular tissue without damage to noncellular structures or inducing thermal necrosis. A total of thirty patients are planned for enrollment. The first patient was enrolled and treated by Dr. Ralph P. Tufano, Director of the Multidisciplinary Thyroid and Parathyroid Center at Sarasota Memorial, while two subsequent cases were completed by Principal Investigator, Dr. Victoria Banuchi, Associate Professor of Head & Neck Surgery at UT MD Anderson. The Vybrance System previously received U.S. Food and Drug Administration (FDA) 510(k) clearance for the ablation of soft tissue and is now being evaluated under an Investigational Device Exemption (IDE) specifically for thyroid cancer applications. The Study is funded in part by the Company.

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1
Press Release issued by Pulse Biosciences, Inc. dated March 12, 2026 - Pulse Biosciences, Inc. Announces First Enrollments in Feasibility Study for the Treatment of Malignant Thyroid Tumors with nPulse™ Technology

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: March 12, 2026	By:	/s/ Jon Skinner
Jon Skinner
Chief Financial Officer (Principal Financial Officer)